Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

Note 15—Income Taxes

The tax effects of temporary differences that give rise to the Company's deferred tax assets and liabilities at December 31 are as follows:

	2010		2009
	Current	Noncurrent	Current	Noncurrent
Deferred Tax Assets:
Property, plant and equipment	$—	$—	$—	$4,932
Goodwill	—	14,028	—	15,720
Net operating loss carryforwards	—	24,029	—	12,057
Tax credit carryforwards	—	3,068	—	3,068
Alternative minimum tax carryforwards	—	—	—	211
Start-up costs	—	1,580	—	—
Stock-based compensation	—	1,725	—	5,332
Investment in Blackhawk	—	—	—	6,163
Seneca Holdco liability	—	4,014	—	—
Notes payable—Seneca Landlord, LLC	—	13,983	—	—
Deferred revenue	3,599	287	2,192	—
Houston terminal lease	—	1,673	—	823
Other	1,248	579	600	559

Deferred tax assets	4,847	64,966	2,792	48,865
Deferred Tax Liabilities:
Prepaid expenses	(536)	—	(534)	—
Property, plant and equipment	—	(10,022)	—	—
Property, plant and equipment—Seneca Landlord, LLC	—	(16,477)	—	—
Deferred revenue cost of goods sold	(3,450)	—	(1,279)	—
Other	(67)	(41)	—	(141)

Deferred tax liabilities	(4,053)	(26,540)	(1,813)	(141)

Net deferred tax assets	794	38,426	979	48,724
Valuation allowance	(794)	(36,926)	(979)	(47,224)

Net deferred taxes	$—	$1,500	$—	$1,500

The Company reviews the carrying amount of its deferred tax assets to determine whether the establishment of a valuation allowance is necessary. If it is more-likely-than-not that all or a portion of the Company's deferred tax assets will not be realized, based on all available evidence, a deferred tax valuation allowance would be established. Consideration is given to positive and negative evidence related to the realization of the deferred tax assets. Significant judgment is required in making this assessment.

In evaluating the available evidence, management considers, among other factors, historical financial performance, expectation of future earnings, length of statutory carry forward periods, experience with operating loss and tax credit carry forwards not expiring unused, tax planning strategies and time of reversals of temporary differences. In evaluating losses, management considers the nature, frequency and severity of losses in light of the conditions giving rise to those losses. As of December 31, 2010, management concluded that the book and tax losses that result in cumulative losses represent negative evidence. This evidence provides negative evidence that cannot be overcome by positive and objectively verifiable evidence. Based on this evaluation, management has concluded a valuation allowance was required for the entire amount of the Company's net deferred tax assets since positive, objectively verifiable evidence was not available to prove that it was more-likely-that-not that the Company would be able to realize these assets.

If future results provide positive, objectively verifiable evidence, that evidence will be considered in determining whether some or all of the valuation allowance will be reversed.

Income tax benefit (expense) for the years ended December 31 is as follows:

	2010	2009	2008
Current income tax (expense) benefit
Federal	$—	$—	$628
State	—	—	518

	—	—	1,146
Deferred income tax (expense) benefit
Federal	(9,419)	(3,267)	(219)
State	(962)	(467)	(79)
Net operating loss carryforwards	11,972	7,041	8,566
Other	(481)	(316)	—

	1,110	2,991	8,268

Income tax benefit before valuation allowances	1,110	2,991	9,414
Deferred tax valuation allowances	2,142	(48,203)	—

Income tax benefit (expense)	$3,252	$(45,212)	$9,414

Income tax expense attributable to operations differed from the expense computed using the federal statutory rate primarily as a result of the change in tax status of the Company from its predecessors, state income taxes, net of federal income tax effects, income or loss from the change in fair value of embedded conversion feature of preferred stock, incentive stock options and various tax credits available to the Company as a result of its manufacture and sale of biodiesel. A comparison of the statutory and effective income tax benefits and reasons for related differences follows:

	2010	2009	2008
U.S. Federal income tax benefit at a statutory rate of 35 percent	$(8,452)	$(7,895)	$(8,853)
Minority interest taxed at member level	—	3,177	976
State taxes, net of federal income tax benefit	(863)	(1,128)	(981)
(Gain)/loss on embedded derivative	3,166	936	(834)
Transaction costs	386	1,210	—
Conversion of stock options to restricted stock units	3,917	—	—
Other, net	736	709	278

Total benefits for income taxes before valuation allowances	(1,110)	(2,991)	(9,414)
Valuation allowances	(2,142)	48,203	—

Total (benefits) expenses for income taxes	$(3,252)	$45,212	$(9,414)

In accordance with ASC Topic 740, Income Taxes, the Company periodically reviews its portfolio of uncertain tax positions. An uncertain tax position represents the Company's expected treatment of a tax position taken in a filed tax return, or planned to be taken in a tax return not yet filed, that has not been reflected in measuring income tax expense for financial reporting purposes. The Company does not recognize income tax benefits associated with uncertain tax positions where it is determined that it is not more-likely-than-not, based on the technical merits, that the position will be sustained upon examination.

A reconciliation of the total amounts of unrecognized tax benefits at December 31 is as follows:

	2010	2009	2008
Beginning of year balance	$1,500	$1,500	$—
Increases to tax positions expected to be taken	—	—	1,500
Increases to tax positions taken during prior years	—	—	—
Decreases to tax positions taken during prior years	—	—	—
Decreases due to lapse of statute of limitations	—	—	—

End of year balance	$1,500	$1,500	$1,500

The amount of unrecognized tax benefits at December 31, 2010, 2009 and 2008 that would affect the effective tax rate if the tax benefits were recognized was $1,028. The remaining liability was related to tax positions for which there is a related deferred tax asset. The Company does not believe it is reasonably possible that the amounts of unrecognized tax benefits will significantly increase or decrease over the next twelve months. Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. The Company has not recorded any such amounts in the periods presented.

The Company files it's tax returns according to the tax laws of the jurisdictions in which it operates, which includes the U.S. federal jurisdictions, and various state jurisdictions. The U.S. Internal Revenue Service has completed its examination of the Company's federal income tax returns for all periods through 2008. Various state income tax returns also remain subject to examination by taxing authorities.